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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): August 4, 2005


                      HSBC Home Equity Loan Corporation I
                 (formerly known as HFC Revolving Corporation)
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                      333-84268-09                  36-3955292
--------------------------------  ----------------------------  ---------------------------
  (State or Other Jurisdiction      (Commission File Number)          (IRS Employer
        of Incorporation)                                          Identification No.)
      2700 Sanders Road, Prospect Heights, Illinois                     60070
--------------------------------------------------------------  ---------------------------
        (Address of Principal Executive Offices)                      (Zip Code)


                                 (847) 564-5000
                  ---------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
---------    ------------

Item 8.01.   Other Events.
---------    ------------

Sale and Servicing Agreement, Amended and Restated Trust Agreement and
Indenture
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     On August 4, 2005, HSBC Home Equity Loan Trust 2005-2 (the "Trust")
entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among HSBC Home Equity Loan Corporation I, as depositor, HSBC Home Equity Loan Trust 2005-2, as trust, HSBC Finance Corporation, as master servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as indenture trustee, (2) an Amended and Restated Trust Agreement (the "Trust Agreement"), among HSBC Finance Corporation, HSBC Home Equity Loan Corporation I, as depositor, The Bank of New York, as owner trustee, U.S. Bank National Association, as co-trustee, The Bank of New York (Delaware), as Delaware trustee and HSBC Bank USA, National Association, as administrator, and (3) an Indenture (the "Indenture"), among HSBC Home Equity Loan Trust 2005-2, as issuer, U.S. Bank National Association, as indenture trustee and co-trustee and HSBC Bank USA, National Association, as administrator, providing for the issuance of the Trust's Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2 (the "Notes"). The Notes were issued on August 4, 2005. The Sale and Servicing Agreement, Trust Agreement and Indenture are annexed hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Section 9    Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01.   Financial Statements and Exhibits.
---------    ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

     Not applicable.

(b) Pro forma financial information.
    -------------------------------

     Not applicable.

(c) Exhibits.
    --------

Exhibits
--------

4.1 Sale and Servicing Agreement, among HSBC Home Equity Loan Corporation I, as depositor, HSBC Home Equity Loan Trust 2005-2, as trust, HSBC Finance Corporation, as master servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as indenture trustee.

4.2 Amended and Restated Trust Agreement, among HSBC Finance Corporation, HSBC Home Equity Loan Corporation I, as depositor, The Bank of New York, as owner trustee, U.S. Bank National Association, as co-trustee, The Bank of New York (Delaware), as Delaware trustee and HSBC Bank USA, National Association, as administrator.

4.3. Indenture, among HSBC Home Equity Loan Trust 2005-2, as issuer, U.S. Bank National Association, as indenture trustee and co-trustee, and HSBC Bank USA, National Association, as administrator.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   August 19, 2005


                                        HSBC HOME EQUITY LOAN
                                        CORPORATION I



                                        By:    /s/ David J. Hunter
                                            -------------------------------
                                            Name:  David J. Hunter
                                            Title:    Vice President

                                 Exhibit Index
                                 -------------

Exhibit No.
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4.1  Sale and Servicing Agreement, among HSBC Home Equity Loan Corporation I, as depositor, HSBC Home Equity Loan Trust 2005-2, as trust, HSBC Finance Corporation, as master servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as indenture trustee.

4.2 Amended and Restated Trust Agreement, among HSBC Finance Corporation, HSBC Home Equity Loan Corporation I, as depositor, The Bank of New York, as owner trustee, U.S. Bank National Association, as co-trustee, The Bank of New York (Delaware), as Delaware trustee, and HSBC Bank USA, National Association, as administrator.

4.3. Indenture, among HSBC Home Equity Loan Trust 2005-2, as issuer, U.S. Bank National Association, as indenture trustee and co-trustee, and HSBC Bank USA, National Association, as administrator.